UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Lyra Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39273	84-1700838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 393-4600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LYRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2025, Lyra Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-50 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), effective May 27, 2025 at 5:00 p.m., Eastern Time (the “Effective Time”) and the Company’s shares of Common Stock began trading on a split-adjusted basis on The Nasdaq Capital Market at the commencement of trading on May 28, 2025, under the Company’s existing trading symbol “LYRA”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 55234L 204.

As previously reported, the Reverse Stock Split was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on May 14, 2025, at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Company’s board of directors (the “Board”) in its discretion. On May 14, 2025, the Board approved a ratio of 1-for-50 for the Reverse Stock Split and abandoned all other amendments.

The Charter Amendment provides that at the Effective Time, every 50 shares of the Company’s issued and outstanding shares of Common Stock immediately prior to the Effective Time, will be automatically converted, without any action on the part of the holder thereof, into one share of Common Stock. The number of authorized shares of Common Stock and the par value of each share of Common Stock remain unchanged. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

The foregoing description is qualified in its entirety by the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release disclosing data from the ENLIGHTEN 2 Phase 3 Trial of LYR-210, which is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in Item 7.01 of this Current Report and Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 2, 2025, the Company posted an updated corporate presentation on the Company’s website which includes data from the ENLIGHTEN 2 Phase 3 Trial of LYR-210 demonstrating that the trial met its primary endpoint and key secondary endpoints for the treatment of chronic rhinosinusitis at 24 weeks. The corporate presentation is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Lyra Therapeutics, Inc., dated May 27, 2025.

99.1	Press Release issued on June 2, 2025.

99.2	Corporate Presentation by Lyra Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the trading of the Common Stock on a split-adjusted basis. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words or expressions. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, each of which is available on the Company’s Investor Relations website at investors.lyratherapeutics.com and on the SEC website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. Capitalized terms shall have the meanings ascribed to such terms in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyra Therapeutics, Inc.

Date: June 2, 2025	By:	/s/ Jason Cavalier
Jason Cavalier
Chief Financial Officer